UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09685

Pioneer High Yield Fund
(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825
Date of fiscal year end:  October 31, 2020

Date of reporting period:  November 1, 2019 through April 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer High
Yield Fund

Semiannual Report | April 30, 2020

Ticker Symbols:
Class A	TAHYX
Class C	PYICX
Class R	TYHRX
Class Y	TYHYX

Beginning in April 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundipioneer.com/us

Pioneer High Yield Fund | Semiannual Report | 4/30/20 1

President’s Letter
Dear Shareholders,
The new decade has arrived delivering a first quarter that will go down in the history books. The beginning of the year seemed to extend the positive market environment of 2019. Then, March roared in like a lion and the COVID-19 pandemic became a global crisis impacting lives and life as we know it. The impact on the global economy from the COVID-19 virus pandemic, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others. And the markets, which do not thrive on uncertainty, have been volatile. Our business continuity plan was implemented given the new COVID-19 guidelines, and most of our employees are working remotely. To date, our operating environment has faced no interruption. I am proud of the careful planning that has taken place and confident we can maintain this environment for as long as is prudent. History in the making for a company that first opened its doors way back in 1928.
Since 1928, Amundi Pioneer’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the potential risks during periods of market volatility. As the first several months of 2020 have reminded us, investment risk can arise from a number of factors in today’s global economy, including slower or stagnating growth, changing U.S. Federal Reserve policy, oil price shocks, political and geopolitical factors and, unfortunately, major public health concerns such as a viral pandemic.
At Amundi Pioneer, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyze each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
2 Pioneer High Yield Fund | Semiannual Report | 4/30/20

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial advisor to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We remain confident that the current crisis, like others in human history, will pass, and we greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,
Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
April 30, 2020
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer High Yield Fund | Semiannual Report | 4/30/20 3

Portfolio Management Discussion | 4/30/20
In the following interview, portfolio managers Andrew Feltus and Matthew Shulkin discuss the factors that influenced Pioneer High Yield Fund’s performance for the six-month period ended April 30, 2020. Mr. Feltus, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), Mr. Shulkin, a vice president and a portfolio manager at Amundi Pioneer, and Kenneth Monaghan, Co-Director of High Yield and a portfolio manager at Amundi Pioneer, are responsible for the daily management of the Fund.
Q     How did the Fund perform during the six-month period ended April 30, 2020?
A     Pioneer High Yield Fund’s Class A shares returned -11.86% at net asset value during the six-month period ended April 30, 2020, while the Fund’s benchmarks, the ICE Bank of America (ICE BofA) U.S. High Yield Index (the high-yield index) and the ICE BofA All-Convertibles Speculative Quality Index, returned -7.68% and 8.10%, respectively. During the same period, the average return of the 719 mutual funds in Morningstar’s High Yield Bond Funds category was -7.78%.
Q     How would you describe the market environment for high-yield bond investors during the six-month period ended April 30, 2020?
A     The market environment for high-yield bonds can be divided roughly into two three-month periods, with the first half of the period characterized by a healthy economic expansion and tight credit spreads, and the second half characterized by sharply wider spreads, falling Treasury yields, and the rapid onset of a recession. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)
Entering the period in November 2019, market sentiment was supported by an accommodative Federal Reserve (Fed), which had cut its benchmark overnight lending rate by a quarter point three times in 2019. The investment backdrop for riskier assets was further bolstered as the U.S. and China moved toward a “phase one” trade deal, which was ultimately inked in mid-January of 2020, thus partially alleviating a source of concern that had troubled the markets for most of the previous year.
4 Pioneer High Yield Fund | Semiannual Report | 4/30/20

However, beginning in mid-February 2020, the financial markets began experiencing increased volatility and ultimately a severe sell-off driven by the negative effects of the COVID-19 virus on the global economy, as the virus, which began spreading through China but soon moved into other countries, quickly became a pandemic. Economies around the world, including the U.S., ground to a near halt during March as concerns related to public health led to the rapid implementation by governments and companies of extreme measures focused on virus containment, including the shutting down of businesses and activities deemed non-essential as well as a substantial increase in the number of employees working remotely. The situation was further exacerbated as oil prices plummeted to 20-year lows in response not only to slumping global demand due to the economic slowdown caused by the spread of COVID-19, but also to a supply shock spurred by a price war launched on March 8 between Saudi Arabia and Russia.
In financial markets, uncertainty over the scope and duration of the pandemic crisis and the need for cash drove wholesale liquidations across most asset classes and a flight-to-safety trade that drove U.S. Treasury yields to historic lows. Significant selling in U.S. dollar (USD) fixed-income markets eventually stressed other markets and led to price dislocations in all segments, even Treasury bonds. U.S. high-yield bonds declined sharply as the economic outlook shifted from growth to recession, and investors anticipated the high-yield default rate moving well into double digits.
The unprecedented shutting down of much of the global economy spurred extraordinary responses from monetary and fiscal policymakers. For instance, in the U.S., the Fed jumped into action by dusting off the 2008/2009 policy “playbook” and rapidly rolling out a raft of programs aimed at restoring market liquidity, facilitating credit availability, and boosting investors’ confidence. The measures included reducing the benchmark federal funds rate target range to zero and committing to making unlimited purchases of U.S. Treasuries and agency mortgage-backed securities (MBS), if necessary, as well as providing support for commercial paper issuance, mutual fund liquidity needs, and the issuance of asset-backed securities (ABS). The Fed then entered uncharted waters with the announcement on March 23 of purchasing programs in support of investment-grade corporate bonds in both the new-issue and secondary markets. On the fiscal side, Congress and the White House agreed on a $2.2 trillion stimulus bill that was passed as March drew to a close. That aid package was followed a few weeks later by another package worth nearly $500 billion, highlighted by support for small businesses.
Pioneer High Yield Fund | Semiannual Report | 4/30/20 5

The unprecedented scope and rapidity of the response from policymakers to the COVID-19 crisis resulted in a rebound in the market for riskier assets, including high-yield corporates, during the month of April. To illustrate, one of the Fund’s benchmarks, the high-yield index, while down significantly for the full six-month period, returned 3.80% in April.
For the six-month period ended April 30, 2020, the yield on the benchmark 10-year Treasury note declined from 1.69% to 0.64%, touching a low of 0.54% on March 9th. High-yield spreads relative to Treasuries bottomed on January 17, 2020, at 351 basis points (bps), and then widened marginally until late February, at which point concerns about the expanding COVID-19 crisis began to dominate investors’ attention. (A basis point is equal to 1/100th of a percentage point.) Credit spreads widened dramatically and Treasury yields fell sharply over the last few weeks of the period as risk-aversion among market participants spiked. High-yield spreads peaked on March 23, at 1082 bps above Treasuries, before rallying on the aforementioned policy support to close the six-month period at 761 bps.
Q     Can you review the Fund’s principal strategies during the six-month period ended April 30, 2020, and the degree to which they added to or detracted from returns versus the benchmark?
A     At the start of the six-month period, we had positioned the Fund to potentially take advantage of continued strength in consumer confidence, given generally sound household balance sheets and a backdrop of nearly full employment and rising wages. From a sector perspective, the Fund’s positioning was reflected in the portfolio’s overweight exposures to airline, gaming, and restaurant credits; meanwhile, we had generally avoided investments in retail issues given the secular challenges the sector has been facing, particularly the ever-encroaching threat of eCommerce.
The Fund’s sector allocations worked out well early in the period, but ultimately weighed on benchmark-relative returns as global economies began essentially shutting down in the wake of the COVID-19 crisis.
A modest portfolio overweight to energy issues detracted from the Fund’s benchmark-relative results as the sector struggled even more than the rest of the market during the six-month period, given the severe weakness in oil prices. However, that negative was essentially offset by the Fund’s up-in-quality bias and strong security selection results within energy.
When the lockdowns started, sectors that had the greatest exposure to consumer activity suffered the most, including restaurants, casinos, leisure, and travel. Individual positions that detracted from the Fund’s relative
6 Pioneer High Yield Fund | Semiannual Report | 4/30/20

performance during the six-month period included Diamond Sports, a regional sports network spun out into Sinclair Broadcasting Group in order to facilitate Disney’s acquisition of 21st Century Fox. Diamond Sports saw the outlook for its debt deteriorate further with the absence of sports-related content resulting from COVID-19 containment measures, as professional sports leagues and other athletic organizations canceled or suspended activities. (The Fund had no exposure to Sinclair, Disney, or 21st Century Fox as of April 30, 2020.)
Rental car company Hertz also struggled during the six-month period and detracted from the Fund’s relative returns as stay-at-home orders due to COVID-19 drastically reduced business and other travel volumes. Within energy, the Fund’s position in exploration-and-production (E&P) company Whiting Petroleum struggled as its bond price declined on falling oil prices.
As noted earlier, however, the Fund’s overall selection results within energy were a positive factor with regard to benchmark-relative performance. Individual positions that aided the Fund’s benchmark-relative returns over the six-month period were led by Indigo Natural Resources, an E&P company with a focus on natural gas, and Archrock Partners, a provider of natural gas compression and other fee-based services. Another portfolio position that benefited the Fund’s relative returns during the six-month period was SEACOR Holdings, a provider of tugs and barges for transporting commodities.
We typically have augmented the Fund’s exposures to the high-yield bond market with allocations to other debt categories that we believe complement the core high-yield holdings, increase portfolio diversification*, and have potentially strong risk-reward profiles. Such allocations include insurance-linked securities (ILS), which are issued by property-and-casualty insurers to help mitigate the impact of having to pay claims arising from natural disasters. ILS have typically displayed a lack of correlation to other riskier asset classes and have tended to provide relative liquidity during a credit-market dislocation. The Fund’s exposure to ILS slightly benefited benchmark-relative performance during the six-month period.
Finally, with regard to credit quality, the Fund’s underweight to higher-quality issues in the BB-ratings range of the high-yield market acted as a constraint on benchmark-relative returns as the BB segment saw more modest declines than lower-rated issues over the six-month period.

*  Diversification does not assure a profit nor protect against loss.
Pioneer High Yield Fund | Semiannual Report | 4/30/20 7

Q    Can you discuss the factors that affected the Fund’s income-generation/ distributions** to shareholders, either positively or negatively, during the six-month period ended April 30, 2020?
A    The Fund’s income-generation and distributions to shareholders remained relatively stable over the six-month period. Positions in convertible securities and common stocks resulted in a lower yield compared with a portfolio comprised entirely of high-yield bonds, but we view those allocations as helping to improve the Fund’s total-return profile.
Q    Did the Fund have any exposure to derivative securities during the six-month period ended April 30, 2020? If so, did the derivatives have an effect on the Fund’s performance?
A    We utilized credit-default-swap index contracts in order to maintain the desired level of portfolio exposure to the high-yield market during the 12-month period, while also seeking to maintain sufficient liquidity to make opportunistic purchases and help meet any unanticipated redemptions. The strategy had a neutral effect on the Fund’s performance.
Q    What is your assessment of the current climate for high-yield investing?
A     A global recession appears to be a near certainty in the wake of the COVID-19 crisis. The U.S. economy is roughly 70% service-based, and those segments of the economy have taken a direct and serious hit from the virus-containment measures. Manufacturing activity has largely shut down as well, given the bleak employment outlook and a weakened consumer outlook. On the plus side, the monetary and fiscal policy responses by the Fed and the U.S. government have been extraordinarily rapid, in contrast to the 2008 financial crisis. However, it is difficult to predict the extent to which these measures will be sufficient to prevent further deterioration in investor sentiment, let alone support a “V-shaped,” or sharp recovery.
Historically, recessions have typically been caused by policy mistakes, such as failures in oversight that lead to market speculation, the Fed’s tightening monetary policy prematurely, or simply by a winding down or “pause” in business cycles. By contrast, the current economic conditions are the result of a public health and scientific challenge. Debtors have been granted a significant degree of forbearance, which we view as appropriate under the current circumstances. That is not to say there will not be damage to companies with weak business models or households that have been unable to save or otherwise bolster their finances. However, over a long-term horizon we do not anticipate seeing the levels of capital impairment currently embedded in security valuations.

**  Distributions are not guaranteed.
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In broad terms, the Fund’s current positioning is designed to allow it to benefit from any potential recovery in credit markets. In our view, the high-yield market has experienced a dislocation between fundamentals and valuations caused primarily by a liquidity squeeze and panic selling. March 2020 saw high-yield spreads go from their tightest levels for the cycle to their widest levels for the cycle.
Current spread levels have indicated that the high-yield market has priced in a default rate that we have not seen since the Great Depression of the 1930s, which is higher than our expected default-rate scenario, leading us to believe that the market has overshot to the downside.
With high-yield corporate spreads well above their long-term averages, we believe investors are receiving fair compensation for taking on credit risk. As a result, we have increased the Fund’s exposure to high yield, with a focus on the higher-quality range of the asset class. As the year progresses, we believe we could see spread compression and favorable performance within corporate credit should the global economy begin to recover.
As always, we will utilize intensive research when picking the Fund’s investments, with a focus on the fundamentals and the risk/reward profile of each individual security.
Please refer to the Schedule of Investments on pages 19–39 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.
When interest rates rise, the prices of fixed-income securities held by the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities held by the Fund will generally rise.
Pioneer High Yield Fund | Semiannual Report | 4/30/20 9

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.
Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.
The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.
The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
These risks may increase share price volatility.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
10 Pioneer High Yield Fund | Semiannual Report | 4/30/20

Portfolio Summary | 4/30/20

Portfolio Diversification

(As a percentage of total investments)*

† Amount rounds to less than 0.1%.

10 Largest Holdings

(As a percentage of total investments)*

1.	U.S. Treasury Floating Rate Notes, 0.42% (3 Month U.S. Treasury Bill
	Money Market Yield + 30 bps), 10/31/21	4.91%
2.	Greif, Inc., 6.5%, 3/1/27 (144A)	1.02
3.	Garda World Security Corp., 9.5%, 11/1/27 (144A)	1.01
4.	Iron Mountain, Inc., 4.875%, 9/15/27 (144A)	0.99
5.	Level 3 Financing, Inc., 4.625%, 9/15/27 (144A)	0.98
6.	Barclays Plc, 7.75% (5 Year USD Swap Rate + 484 bps)	0.94
7.	Teva Pharmaceutical Finance Netherlands III BV, 2.8%, 7/21/23	0.87
8.	KB Home, 6.875%, 6/15/27	0.84
9.	American Axle & Manufacturing, Inc., 6.25%, 3/15/26	0.84
10.	Covanta Holding Corp., 6.0%, 1/1/27	0.83

*  Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
Pioneer High Yield Fund | Semiannual Report | 4/30/20 11

Prices and Distributions | 4/30/20

Net Asset Value per Share

Class	4/30/20	10/31/19
A	$8.21	$9.58
C	$8.39	$9.79
R	$9.32	$10.84
Y	$8.21	$9.59

Distributions per Share: 11/1/19–4/30/20

	Net
	Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.2557	$ —	$ —
C	$0.2247	$ —	$ —
R	$0.2625	$ —	$ —
Y	$0.2695	$ —	$ —

Index Definitions

The ICE Bank of America (BofA) U.S. High Yield Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. The ICE Bank of America (BofA) All-Convertibles Speculative Quality Index is an unmanaged index of high-yield U.S. convertible securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expense or sales charges. It is not possible to invest directly in an index.
The indices defined here pertain to the “Value of $10,000 Investment” and the “Value of $5 Million Investment” charts on pages 13–16.
12 Pioneer High Yield Fund | Semiannual Report | 4/30/20

Performance Update | 4/30/20	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer High Yield Fund at public offering price during the periods shown, compared to that of the ICE Bank of America (BofA) U.S. High Yield Index and the ICE BofA All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of April 30, 2020)
			ICE	ICE
	Net	Public	BofA	BofA All-
	Asset	Offering	U.S. High	Convertibles
	Value	Price	Yield	Speculative
Period	(NAV)	(POP)	Index	Quality Index
10 years	4.33%	3.85%	5.66%	8.49%
5 years	1.14	0.21	3.19	7.67
1 year	-8.87	-12.98	-5.26	12.57

Expense Ratio
(Per prospectus dated March 1, 2020)
Gross		Net
1.19%		1.10%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.50% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation in effect through March 1, 2021 for Class A shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer High Yield Fund | Semiannual Report | 4/30/20 13

Performance Update | 4/30/20	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer High Yield Fund during the periods shown, compared to that of the ICE Bank of America (BofA) U.S. High Yield Index and the ICE BofA All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of April 30, 2020)
			ICE	ICE
			BofA	BofA All-
			U.S. High	Convertibles
	If	If	Yield	Speculative
Period	Held	Redeemed	Index	Quality Index
10 years	3.61%	3.61%	5.66%	8.49%
5 years	0.42	0.42	3.19	7.67
1 year	-9.61	-9.61	-5.26	12.57

Expense Ratio
(Per prospectus dated March 1, 2020)
Gross
1.94%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
14 Pioneer High Yield Fund | Semiannual Report | 4/30/20

Performance Update | 4/30/20	Class R Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer High Yield Fund during the periods shown, compared to that of the ICE Bank of America (BofA) U.S. High Yield Index and the ICE BofA All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of April 30, 2020)
		ICE	ICE
	Net	BofA	BofA All-
	Asset	U.S. High	Convertibles
	Value	Yield	Speculative
Period	(NAV)	Index	Quality Index
10 years	4.00%	5.66%	8.49%
5 years	0.80	3.19	7.67
1 year	-9.10	-5.26	12.57

Expense Ratio
(Per prospectus dated March 1, 2020)
Gross
1.63%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer High Yield Fund | Semiannual Report | 4/30/20 15

Performance Update | 4/30/20	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer High Yield Fund, during the periods shown, compared to that of the ICE Bank of America (BofA) U.S. High Yield Index and the ICE BofA All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of April 30, 2020)
		ICE	ICE
	Net	BofA	BofA All-
	Asset	U.S. High	Convertibles
	Value	Yield	Speculative
Period	(NAV)	Index	Quality Index
10 years	4.66%	5.66%	8.49%
5 years	1.43	3.19	7.67
1 year	-8.71	-5.26	12.57

Expense Ratio
(Per prospectus dated March 1, 2020)
Gross		Net
0.88%		0.85%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation in effect through March 1, 2021 for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
16 Pioneer High Yield Fund | Semiannual Report | 4/30/20

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)   ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)   transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
1.   Divide your account value by $1,000
      Example: an $8,600 account value ÷ $1,000 = 8.6
2.   Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer High Yield Fund
Based on actual returns from November 1, 2019 through April 30, 2020.

Share Class	A	C	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 11/1/19
Ending Account	$881.40	$877.90	$881.90	$881.80
Value (after expenses)
on 4/30/20
Expenses Paid	$5.15	$8.59	$7.11	$3.98
During Period*

*  Expenses are equal to the Fund’s annualized expense ratio of 1.10%, 1.84%, 1.52%, and 0.85% for class A, C, R and Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the partial year period).
Pioneer High Yield Fund | Semiannual Report | 4/30/20 17

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer High Yield Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from November 1, 2019 through April 30, 2020.

Share Class	A	C	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 11/1/19
Ending Account	$1,019.39	$1,015.71	$1,017.30	$1,020.64
Value (after expenses)
on 4/30/20
Expenses Paid	$5.52	$9.22	$7.62	$4.27
During Period*

*  Expenses are equal to the Fund’s annualized expense ratio of 1.10%, 1.84%, 1.52%, and 0.85% for class A, C, R and Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the partial year period).
18 Pioneer High Yield Fund | Semiannual Report | 4/30/20

Schedule of Investments | 4/30/20 (unaudited)

Shares		Value
UNAFFILIATED ISSUERS — 98.7%
COMMON STOCKS — 0.2% of Net Assets
Health Care Providers & Services — 0.1%
64,261(a)	Option Care Health, Inc.	$ 918,932
	Total Health Care Providers & Services	$ 918,932
Oil, Gas & Consumable Fuels — 0.1%
23	Amplify Energy Corp.	$ 31
6,967,063^(a)	Ascent CNR Corp.	522,530
	Total Oil, Gas & Consumable Fuels	$ 522,561
Transportation Infrastructure — 0.0%†
11,203(a)	Syncreon Group	$ 28,937
	Total Transportation Infrastructure	$ 28,937
TOTAL COMMON STOCKS
	(Cost $2,007,593)	$ 1,470,430
CONVERTIBLE PREFERRED STOCK — 0.4%
of Net Assets
Banks — 0.4%
1,561(b)	Wells Fargo & Co., 7.5%	$ 2,183,589
	Total Banks	$ 2,183,589
TOTAL CONVERTIBLE PREFERRED STOCK
	(Cost $1,767,832)	$ 2,183,589

Principal
Amount
USD ($)
ASSET BACKED SECURITY — 0.1% of Net Assets
750,000	InSite Issuer LLC, Series 2016-1A, Class C, 6.414%,
	11/15/46 (144A)	$ 742,314
TOTAL ASSET BACKED SECURITY
	(Cost $750,000)	$ 742,314
COLLATERALIZED MORTGAGE OBLIGATION —
0.0%† of Net Assets
234,085	Global Mortgage Securitization, Ltd., Series 2004-A,
	Class B1, 5.25%, 11/25/32 (144A)	$ 134,582
TOTAL COLLATERALIZED MORTGAGE OBLIGATION
	(Cost $225,815)	$ 134,582
COMMERCIAL MORTGAGE-BACKED SECURITY — 0.3%
of Net Assets
1,923,655(c)	Banc of America Commercial Mortgage Trust, Series 2007-4,
	Class H, 6.059%, 2/10/51 (144A)	$ 1,847,363
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITY
	(Cost $1,893,208)	$ 1,847,363

The accompanying notes are an integral part of these financial statements.
Pioneer High Yield Fund | Semiannual Report | 4/30/20 19

Schedule of Investments | 4/30/20 (unaudited) (continued)

Principal
Amount
USD ($)		Value
CONVERTIBLE CORPORATE BONDS — 5.2%
of Net Assets
Airlines — 0.2%
920,000	Southwest Airlines Co., 1.25%, 5/1/25	$ 1,015,369
	Total Airlines	$ 1,015,369
Biotechnology — 0.9%
2,797,000	Exact Sciences Corp., 0.375%, 3/1/28	$ 2,547,357
3,275,000	Insmed, Inc., 1.75%, 1/15/25	3,074,406
	Total Biotechnology	$ 5,621,763
Commercial Services — 0.6%
2,584,000	Cardtronics, Inc., 1.0%, 12/1/20	$ 2,486,752
1,248,750	Macquarie Infrastructure Corp., 2.0%, 10/1/23	998,987
	Total Commercial Services	$ 3,485,739
Computers — 0.3%
2,070,000	Pure Storage, Inc., 0.125%, 4/15/23	$ 1,900,467
	Total Computers	$ 1,900,467
Engineering & Construction — 0.3%
1,765,000	Dycom Industries, Inc., 0.75%, 9/15/21	$ 1,612,748
	Total Engineering & Construction	$ 1,612,748
Healthcare-Products — 0.1%
680,000	Integra LifeSciences Holdings Corp., 0.5%, 8/15/25 (144A)	$ 638,710
	Total Healthcare-Products	$ 638,710
Internet — 0.4%
2,102,000	Palo Alto Networks, Inc., 0.75%, 7/1/23	$ 2,153,499
	Total Internet	$ 2,153,499
Leisure Time — 0.1%
440,000	Callaway Golf Co., 2.75%, 5/1/26	$ 455,200
185,000	Sabre GLBL, Inc., 4.0%, 4/15/25 (144A)	219,292
	Total Leisure Time	$ 674,492
Media — 0.5%
3,351,000	DISH Network Corp., 2.375%, 3/15/24	$ 2,817,424
	Total Media	$ 2,817,424
Pharmaceuticals — 0.6%
845,000	Revance Therapeutics, Inc., 1.75%, 2/15/27 (144A)	$ 706,425
2,945,000	Teva Pharmaceutical Finance Co. LLC, 0.25%, 2/1/26	2,790,015
	Total Pharmaceuticals	$ 3,496,440
Retail — 0.3%
1,365,000	American Eagle Outfitters, Inc., 3.75%, 4/15/25 (144A)	$ 1,496,395
	Total Retail	$ 1,496,395

The accompanying notes are an integral part of these financial statements.
20 Pioneer High Yield Fund | Semiannual Report | 4/30/20

Principal
Amount
USD ($)		Value
	Software — 0.6%
1,714,000	Akamai Technologies, Inc., 0.125%, 5/1/25	$ 2,034,033
2,025,000	Workiva, Inc., 1.125%, 8/15/26 (144A)	1,628,187
	Total Software	$ 3,662,220
	Transportation — 0.3%
2,170,000	SEACOR Holdings, Inc., 3.0%, 11/15/28	$ 2,138,805
	Total Transportation	$ 2,138,805
	TOTAL CONVERTIBLE CORPORATE BONDS
	(Cost $31,564,878)	$ 30,714,071
	CORPORATE BONDS — 81.1% of Net Assets
	Advertising — 1.5%
775,000	Lamar Media Corp., 3.75%, 2/15/28 (144A)	$ 713,484
495,000	Lamar Media Corp., 4.0%, 2/15/30 (144A)	452,925
6,166,000	MDC Partners, Inc., 6.5%, 5/1/24 (144A)	4,778,650
3,250,000	Outfront Media Capital LLC/Outfront Media Capital Corp.,
	5.625%, 2/15/24	3,225,625
	Total Advertising	$ 9,170,684
	Aerospace & Defense — 1.6%
2,940,000	Boeing Co., 4.508%, 5/1/23	$ 2,940,000
1,599,000	Bombardier, Inc., 6.0%, 10/15/22 (144A)	1,199,250
3,010,000	Bombardier, Inc., 7.5%, 3/15/25 (144A)	1,941,450
500,000	Bombardier, Inc., 7.875%, 4/15/27 (144A)	323,750
2,260,000	Howmet Aerospace, Inc., 6.875%, 5/1/25	2,304,668
620,000	Spirit AeroSystems, Inc., 7.5%, 4/15/25 (144A)	610,700
	Total Aerospace & Defense	$ 9,319,818
	Airlines — 1.1%
2,598,000	American Airlines Group, Inc., 3.75%, 3/1/25 (144A)	$ 1,196,639
1,745,000	American Airlines Group, Inc., 5.0%, 6/1/22 (144A)	983,656
4,409,000	Delta Air Lines, Inc., 3.75%, 10/28/29	3,078,211
1,380,000	Delta Air Lines, Inc., 7.0%, 5/1/25 (144A)	1,416,367
	Total Airlines	$ 6,674,873
	Auto Manufacturers — 1.2%
639,000	Ford Motor Co., 8.5%, 4/21/23	$ 630,214
639,000	Ford Motor Co., 9.0%, 4/22/25	622,226
3,916,000	JB Poindexter & Co., Inc., 7.125%, 4/15/26 (144A)	3,798,520
2,220,000	Navistar International Corp., 9.5%, 5/1/25 (144A)	2,331,000
	Total Auto Manufacturers	$ 7,381,960
	Auto Parts & Equipment — 1.3%
920,000	Adient US LLC, 9.0%, 4/15/25 (144A)	$ 959,100
6,675,000	American Axle & Manufacturing, Inc., 6.25%, 3/15/26	4,972,875
3,003,000	Dealer Tire LLC/DT Issuer LLC, 8.0%, 2/1/28 (144A)	2,098,346
	Total Auto Parts & Equipment	$ 8,030,321

The accompanying notes are an integral part of these financial statements.
Pioneer High Yield Fund | Semiannual Report | 4/30/20 21

Schedule of Investments | 4/30/20 (unaudited) (continued)

Principal
Amount
USD ($)		Value
	Banks — 3.6%
5,770,000(b)(c)	Barclays Plc, 7.75% (5 Year USD Swap Rate + 484 bps)	$ 5,568,050
1,575,000(b)(c)	Citigroup, Inc., 4.7% (SOFRRATE + 323 bps)	1,370,250
405,000(b)(c)	Credit Suisse Group AG, 5.1% (5 Year CMT Index +
	329 bps) (144A)	362,475
3,568,000	Freedom Mortgage Corp., 8.125%, 11/15/24 (144A)	2,961,440
3,676,000	Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)	3,124,600
1,600,000(b)(c)	Intesa Sanpaolo S.p.A., 7.7% (5 Year USD Swap Rate +
	546 bps) (144A)	1,488,000
2,195,000(b)(c)	JPMorgan Chase & Co., 4.6% (SOFRRATE + 313 bps)	1,968,915
3,538,000	Provident Funding Associates LP/PFG Finance Corp.,
	6.375%, 6/15/25 (144A)	2,998,455
1,500,000(b)(c)	UBS Group AG, 7.0% (5 Year USD Swap Rate +
	434 bps) (144A)	1,533,750
	Total Banks	$ 21,375,935
	Building Materials — 2.4%
270,000	Builders FirstSource, Inc., 5.0%, 3/1/30 (144A)	$ 231,687
2,553,000	Builders FirstSource, Inc., 6.75%, 6/1/27 (144A)	2,629,590
1,670,000	JELD-WEN, Inc., 6.25%, 5/15/25 (144A)	1,688,788
4,458,000	Patrick Industries, Inc., 7.5%, 10/15/27 (144A)	4,190,520
2,930,000	Standard Industries, Inc., 5.375%, 11/15/24 (144A)	2,937,325
16,000	Summit Materials LLC/Summit Materials Finance Corp.,
	5.125%, 6/1/25 (144A)	15,480
2,918,000	Summit Materials LLC/Summit Materials Finance Corp.,
	6.5%, 3/15/27 (144A)	2,888,820
	Total Building Materials	$ 14,582,210
	Chemicals — 3.1%
2,607,000	CF Industries, Inc., 5.375%, 3/15/44	$ 2,698,245
924,000	NOVA Chemicals Corp., 4.875%, 6/1/24 (144A)	829,290
5,000	NOVA Chemicals Corp., 5.0%, 5/1/25 (144A)	4,223
937,000	NOVA Chemicals Corp., 5.25%, 6/1/27 (144A)	749,600
960,000	OCI NV, 5.25%, 11/1/24 (144A)	945,752
2,134,000	OCI NV, 6.625%, 4/15/23 (144A)	2,134,330
3,765,000	Olin Corp., 5.0%, 2/1/30	3,287,598
1,140,000	PolyOne Corp., 5.75%, 5/15/25 (144A)	1,154,250
950,000	Trinseo Materials Operating SCA/Trinseo Materials Finance,
	Inc., 5.375%, 9/1/25 (144A)	800,375
2,645,000	Tronox, Inc., 6.5%, 5/1/25 (144A)	2,661,531
2,760,000	Tronox, Inc., 6.5%, 4/15/26 (144A)	2,497,800
1,320,000	Valvoline, Inc., 4.25%, 2/15/30 (144A)	1,283,700
	Total Chemicals	$ 19,046,694

The accompanying notes are an integral part of these financial statements.
22 Pioneer High Yield Fund | Semiannual Report | 4/30/20

Principal
Amount
USD ($)		Value
	Coal — 0.5%
4,474,000	SunCoke Energy Partners LP/SunCoke Energy Partners
	Finance Corp., 7.5%, 6/15/25 (144A)	$ 3,411,425
	Total Coal	$ 3,411,425
	Commercial Services — 5.7%
1,110,000	Allied Universal Holdco LLC/Allied Universal Finance Corp.,
	6.625%, 7/15/26 (144A)	$ 1,141,191
3,405,000	Allied Universal Holdco LLC/Allied Universal Finance Corp.,
	9.75%, 7/15/27 (144A)	3,439,050
1,710,000	APX Group, Inc., 6.75%, 2/15/27 (144A)	1,453,500
1,814,000	Ashtead Capital, Inc., 4.125%, 8/15/25 (144A)	1,795,860
525,000	Ashtead Capital, Inc., 4.25%, 11/1/29 (144A)	502,828
4,015,000	Cardtronics, Inc./Cardtronics USA, Inc., 5.5%, 5/1/25 (144A)	3,814,250
5,985,000	Garda World Security Corp., 9.5%, 11/1/27 (144A)	5,985,000
1,608,000	Herc Holdings, Inc., 5.5%, 7/15/27 (144A)	1,507,339
975,000	Prime Security Services Borrower LLC/Prime Finance, Inc.,
	5.25%, 4/15/24 (144A)	955,198
1,870,000	Prime Security Services Borrower LLC/Prime Finance, Inc.,
	5.75%, 4/15/26 (144A)	1,842,511
4,165,000	Prime Security Services Borrower LLC/Prime Finance, Inc.,
	6.25%, 1/15/28 (144A)	3,695,605
3,149,000	Sotheby’s, 7.375%, 10/15/27 (144A)	2,651,080
450,000	United Rentals North America, Inc., 5.25%, 1/15/30	451,125
2,020,000	United Rentals North America, Inc., 5.5%, 5/15/27	2,040,200
3,249,000	Verscend Escrow Corp., 9.75%, 8/15/26 (144A)	3,387,083
	Total Commercial Services	$ 34,661,820
	Computers — 0.2%
750,000	Dell International LLC/EMC Corp., 6.2%, 7/15/30 (144A)	$ 827,794
290,000	NCR Corp., 8.125%, 4/15/25 (144A)	307,400
	Total Computers	$ 1,135,194
	Distribution & Wholesale — 0.4%
3,647,000	Wolverine Escrow LLC, 8.5%, 11/15/24 (144A)	$ 2,562,018
	Total Distribution & Wholesale	$ 2,562,018
	Diversified Finance Services — 1.7%
2,360,000	Alliance Data Systems Corp., 4.75%, 12/15/24 (144A)	$ 1,746,400
2,550,000	Avation Capital SA, 6.5%, 5/15/21 (144A)	2,142,000
3,190,000(d)	Global Aircraft Leasing Co., Ltd., 6.5%, (7.25% PIK 6.50%
	cash), 9/15/24 (144A)	1,929,950
515,000	Nationstar Mortgage Holdings, Inc., 6.0%, 1/15/27 (144A)	439,347
470,000	Nationstar Mortgage Holdings, Inc., 8.125%, 7/15/23 (144A)	451,200
4,065,000	Nationstar Mortgage Holdings, Inc., 9.125%, 7/15/26 (144A)	3,887,156
	Total Diversified Finance Services	$ 10,596,053

The accompanying notes are an integral part of these financial statements.
Pioneer High Yield Fund | Semiannual Report | 4/30/20 23

Schedule of Investments | 4/30/20 (unaudited) (continued)

Principal
Amount
USD ($)		Value
	Electric — 1.9%
1,150,000	Calpine Corp., 5.125%, 3/15/28 (144A)	$ 1,121,250
1,691,000	Calpine Corp., 5.25%, 6/1/26 (144A)	1,720,051
995,000	Clearway Energy Operating LLC, 4.75%, 3/15/28 (144A)	1,012,412
2,546,000	Clearway Energy Operating LLC, 5.75%, 10/15/25	2,622,125
283,775	NSG Holdings LLC/NSG Holdings, Inc., 7.75%,
	12/15/25 (144A)	285,903
4,102,000	Vistra Operations Co. LLC, 5.625%, 2/15/27 (144A)	4,317,355
	Total Electric	$ 11,079,096
	Electrical Components & Equipment — 0.4%
EUR1,530,000	Belden, Inc., 3.875%, 3/15/28 (144A)	$ 1,592,018
800,000	Energizer Holdings, Inc., 6.375%, 7/15/26 (144A)	831,920
	Total Electrical Components & Equipment	$ 2,423,938
	Energy-Alternate Sources — 0.4%
2,625,000	TerraForm Power Operating LLC, 4.75%, 1/15/30 (144A)	$ 2,690,625
	Total Energy-Alternate Sources	$ 2,690,625
	Entertainment — 1.9%
942,000	Cirsa Finance International S.a.r.l., 7.875%,
	12/20/23 (144A)	$ 764,245
1,435,000	Eldorado Resorts, Inc., 6.0%, 4/1/25	1,377,600
3,514,000	Enterprise Development Authority, 12.0%, 7/15/24 (144A)	3,171,385
903,000	Penn National Gaming, Inc., 5.625%, 1/15/27 (144A)	749,490
1,580,000	Scientific Games International, Inc., 7.0%, 5/15/28 (144A)	1,137,600
1,580,000	Scientific Games International, Inc., 7.25%, 11/15/29 (144A)	1,125,750
3,958,000	Scientific Games International, Inc., 8.25%, 3/15/26 (144A)	2,988,290
	Total Entertainment	$ 11,314,360
	Environmental Control — 1.6%
5,150,000	Covanta Holding Corp., 6.0%, 1/1/27	$ 4,944,000
369,000	GFL Environmental, Inc., 5.125%, 12/15/26 (144A)	383,760
337,000	GFL Environmental, Inc., 7.0%, 6/1/26 (144A)	350,851
1,293,000	GFL Environmental, Inc., 8.5%, 5/1/27 (144A)	1,410,909
3,668,000	Tervita Corp., 7.625%, 12/1/21 (144A)	2,420,880
	Total Environmental Control	$ 9,510,400
	Food — 4.2%
1,055,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons
	LP/Albertsons LLC, 4.875%, 2/15/30 (144A)	$ 1,069,506
3,676,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons
	LP/Albertsons LLC, 5.75%, 3/15/25	3,777,090
1,178,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons
	LP/Albertsons LLC, 7.5%, 3/15/26 (144A)	1,288,437
4,217,000	FAGE International SA/FAGE USA Dairy Industry, Inc.,
	5.625%, 8/15/26 (144A)	3,900,725
1,362,000	Ingles Markets, Inc., 5.75%, 6/15/23	1,362,000

The accompanying notes are an integral part of these financial statements.
24 Pioneer High Yield Fund | Semiannual Report | 4/30/20

Principal
Amount
USD ($)		Value
	Food — (continued)
2,738,000	JBS USA LUX SA/JBS USA Finance, Inc., 6.75%,
	2/15/28 (144A)	$ 2,932,234
3,750,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance,
	Inc., 5.5%, 1/15/30 (144A)	3,796,875
1,740,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
	6.5%, 4/15/29 (144A)	1,840,067
1,838,000	Pilgrim’s Pride Corp., 5.875%, 9/30/27 (144A)	1,859,964
4,265,000	Simmons Foods, Inc., 5.75%, 11/1/24 (144A)	3,966,450
	Total Food	$ 25,793,348
	Forest Products & Paper — 1.2%
4,296,000	Mercer International, Inc., 7.375%, 1/15/25	$ 4,115,138
3,018,000	Schweitzer-Mauduit International, Inc., 6.875%,
	10/1/26 (144A)	2,988,424
	Total Forest Products & Paper	$ 7,103,562
	Healthcare-Services — 3.0%
2,399,000	Centene Corp., 4.75%, 1/15/25 (144A)	$ 2,473,249
3,560,000	Centene Corp., 5.25%, 4/1/25 (144A)	3,711,300
550,000	Centene Corp., 5.375%, 6/1/26 (144A)	582,340
1,075,000	LifePoint Health, Inc., 6.75%, 4/15/25 (144A)	1,107,680
192,000	RegionalCare Hospital Partners Holdings, Inc./LifePoint
	Health, Inc., 9.75%, 12/1/26 (144A)	205,440
908,000	Surgery Center Holdings, Inc., 6.75%, 7/1/25 (144A)	775,841
4,893,000	Surgery Center Holdings, Inc., 10.0%, 4/15/27 (144A)	4,526,025
3,043,000	US Renal Care, Inc., 10.625%, 7/15/27 (144A)	3,012,570
2,821,000	West Street Merger Sub, Inc., 6.375%, 9/1/25 (144A)	2,644,688
	Total Healthcare-Services	$ 19,039,133
	Holding Companies-Diversified — 0.4%
2,900,000	VistaJet Malta Finance Plc/XO Management Holding, Inc.,
	10.5%, 6/1/24 (144A)	$ 2,312,750
	Total Holding Companies-Diversified	$ 2,312,750
	Home Builders — 3.5%
2,000,000	Beazer Homes USA, Inc., 5.875%, 10/15/27	$ 1,540,000
3,790,000	Beazer Homes USA, Inc., 6.75%, 3/15/25	3,259,400
1,405,000	Beazer Homes USA, Inc., 7.25%, 10/15/29	1,095,900
840,000	Brookfield Residential Properties, Inc./Brookfield
	Residential US Corp., 4.875%, 2/15/30 (144A)	689,808
3,174,000	Brookfield Residential Properties, Inc./Brookfield
	Residential US Corp., 6.25%, 9/15/27 (144A)	2,904,210
4,767,000	KB Home, 6.875%, 6/15/27	5,005,350
3,165,000	M/I Homes, Inc., 4.95%, 2/1/28 (144A)	2,769,375
1,165,000	Shea Homes LP/Shea Homes Funding Corp., 4.75%,
	2/15/28 (144A)	1,006,269

The accompanying notes are an integral part of these financial statements.
Pioneer High Yield Fund | Semiannual Report | 4/30/20 25

Schedule of Investments | 4/30/20 (unaudited) (continued)

Principal
Amount
USD ($)		Value
	Home Builders — (continued)
2,963,000	Taylor Morrison Communities, Inc., 5.875%, 6/15/27 (144A)	$ 2,725,960
	Total Home Builders	$ 20,996,272
	Household Products/Wares — 0.5%
3,125,000	Spectrum Brands, Inc., 5.75%, 7/15/25	$ 3,117,188
	Total Household Products/Wares	$ 3,117,188
	Internet — 1.5%
845,000	Expedia Group, Inc., 6.25%, 5/1/25 (144A)	$ 861,732
425,000	Expedia Group, Inc., 7.0%, 5/1/25 (144A)	432,414
1,810,000	Netflix, Inc., 3.625%, 6/15/25 (144A)	1,832,625
1,590,000	Netflix, Inc., 4.875%, 4/15/28	1,690,854
3,907,000	Netflix, Inc., 5.375%, 11/15/29 (144A)	4,291,058
	Total Internet	$ 9,108,683
	Iron & Steel — 1.7%
1,800,000	Big River Steel LLC/BRS Finance Corp., 7.25%,
	9/1/25 (144A)	$ 1,687,500
4,673,000	Cleveland-Cliffs, Inc., 6.75%, 3/15/26 (144A)	4,077,192
290,000	Cleveland-Cliffs, Inc., 9.875%, 10/17/25 (144A)	287,100
1,230,000	Commercial Metals Co., 5.375%, 7/15/27	1,202,325
2,812,000	Commercial Metals Co., 5.75%, 4/15/26	2,783,880
	Total Iron & Steel	$ 10,037,997
	Leisure Time — 0.9%
790,000	Carnival Corp., 3.95%, 10/15/20	$ 767,349
915,000	Carnival Corp., 11.5%, 4/1/23 (144A)	956,032
2,978,000	Viking Cruises, Ltd., 5.875%, 9/15/27 (144A)	2,002,705
2,285,000	Viking Cruises, Ltd., 6.25%, 5/15/25 (144A)	1,525,237
	Total Leisure Time	$ 5,251,323
	Lodging — 1.3%
385,000	Hilton Domestic Operating Co., Inc., 5.375%, 5/1/25 (144A)	$ 382,594
410,000	Hilton Domestic Operating Co., Inc., 5.75%, 5/1/28 (144A)	413,116
595,000	Hyatt Hotels Corp., 4.375%, 9/15/28	565,013
1,530,000	Hyatt Hotels Corp., 5.375%, 4/23/25	1,556,377
730,000	Hyatt Hotels Corp., 5.75%, 4/23/30	754,116
610,000	Marriott International, Inc., 5.75%, 5/1/25	637,490
3,685,000	Station Casinos LLC, 4.5%, 2/15/28 (144A)	2,948,000
	Total Lodging	$ 7,256,706
	Machinery-Diversified — 0.7%
4,329,000	Maxim Crane Works Holdings Capital LLC, 10.125%, 8/1/24
	(144A)	$ 4,082,247
	Total Machinery-Diversified	$ 4,082,247

The accompanying notes are an integral part of these financial statements.
26 Pioneer High Yield Fund | Semiannual Report | 4/30/20

Principal
Amount
USD ($)		Value
	Media — 4.4%
4,247,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%,
	3/1/30 (144A)	$ 4,320,048
2,290,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.0%,
	2/1/28 (144A)	2,351,114
2,869,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%,
	5/1/27 (144A)	2,979,026
2,598,000	Clear Channel Worldwide Holdings, Inc., 9.25%,
	2/15/24 (144A)	2,162,835
2,000,000	CSC Holdings LLC, 5.375%, 2/1/28 (144A)	2,055,000
1,040,000	CSC Holdings LLC, 5.75%, 1/15/30 (144A)	1,081,275
2,672,000	CSC Holdings LLC, 7.5%, 4/1/28 (144A)	2,936,361
5,533,000	Diamond Sports Group LLC/Diamond Sports Finance Co.,
	6.625%, 8/15/27 (144A)	3,029,317
2,179,000	Gray Television, Inc., 5.125%, 10/15/24 (144A)	2,134,548
3,690,000	Sinclair Television Group, Inc., 5.5%, 3/1/30 (144A)	3,062,700
	Total Media	$ 26,112,224
	Mining — 2.8%
550,000	Arconic Corp., 6.0%, 5/15/25 (144A)	$ 556,188
806,000	Coeur Mining, Inc., 5.875%, 6/1/24	744,164
1,689,000	First Quantum Minerals, Ltd., 6.875%, 3/1/26 (144A)	1,481,253
730,000	First Quantum Minerals, Ltd., 7.25%, 4/1/23 (144A)	662,548
375,000	First Quantum Minerals, Ltd., 7.5%, 4/1/25 (144A)	327,038
1,666,000	Freeport-McMoRan, Inc., 4.25%, 3/1/30	1,551,213
2,065,000	Hecla Mining Co., 7.25%, 2/15/28	2,018,538
1,582,000	Hudbay Minerals, Inc., 7.25%, 1/15/23 (144A)	1,440,253
1,942,000	Joseph T Ryerson & Son, Inc., 11.0%, 5/15/22 (144A)	1,864,320
1,425,000	Kaiser Aluminum Corp., 6.5%, 5/1/25 (144A)	1,442,813
2,070,000	Novelis Corp., 4.75%, 1/30/30 (144A)	1,817,667
3,235,000	Novelis Corp., 5.875%, 9/30/26 (144A)	3,145,390
	Total Mining	$ 17,051,385
	Miscellaneous Manufacturers — 0.2%
1,500,000	Amsted Industries, Inc., 4.625%, 5/15/30 (144A)	$ 1,380,000
	Total Miscellaneous Manufacturers	$ 1,380,000
	Oil & Gas — 4.1%
4,250,000	Baytex Energy Corp., 8.75%, 4/1/27 (144A)	$ 1,615,000
2,449,000	Great Western Petroleum LLC/Great Western Finance Corp.,
	9.0%, 9/30/21 (144A)	1,542,870
3,550,000	Indigo Natural Resources LLC, 6.875%, 2/15/26 (144A)	3,301,500
853,000	MEG Energy Corp., 6.5%, 1/15/25 (144A)	699,460
1,788,000	MEG Energy Corp., 7.0%, 3/31/24 (144A)	1,269,480
1,245,000	MEG Energy Corp., 7.125%, 2/1/27 (144A)	859,050
4,499,000	Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)	2,991,835
1,790,000	Parkland Fuel Corp., 5.875%, 7/15/27 (144A)	1,718,400

The accompanying notes are an integral part of these financial statements.
Pioneer High Yield Fund | Semiannual Report | 4/30/20 27

Schedule of Investments | 4/30/20 (unaudited) (continued)

Principal
Amount
USD ($)		Value
	Oil & Gas — (continued)
1,064,000	Parsley Energy LLC/Parsley Finance Corp., 4.125%,
	2/15/28 (144A)	$ 872,480
540,000	Parsley Energy LLC/Parsley Finance Corp., 5.25%,
	8/15/25 (144A)	476,550
1,900,000	Parsley Energy LLC/Parsley Finance Corp., 5.625%,
	10/15/27 (144A)	1,624,500
4,690,000	PBF Holding Co. LLC/PBF Finance Corp., 6.0%,
	2/15/28 (144A)	3,338,811
4,889,000	Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25 (144A)	1,417,810
2,000,000	Transocean Sentry, Ltd., 5.375%, 5/15/23 (144A)	1,520,000
3,450,000	Transocean, Inc., 7.25%, 11/1/25 (144A)	1,311,000
523,000	Transocean, Inc., 8.0%, 2/1/27 (144A)	207,725
4,003,000	Whiting Petroleum Corp., 6.625%, 1/15/26	400,300
	Total Oil & Gas	$ 25,166,771
	Oil & Gas Services — 1.1%
1,270,000	Archrock Partners LP/Archrock Partners Finance Corp.,
	6.25%, 4/1/28 (144A)	$ 946,150
2,700,000	Archrock Partners LP/Archrock Partners Finance Corp.,
	6.875%, 4/1/27 (144A)	2,025,000
1,448,000	Exterran Energy Solutions LP/EES Finance Corp.,
	8.125%, 5/1/25	868,800
4,945,000	FTS International, Inc., 6.25%, 5/1/22	1,223,888
1,920,000	SESI LLC, 7.75%, 9/15/24	397,670
1,300,000	USA Compression Partners LP/USA Compression Finance
	Corp., 6.875%, 9/1/27	1,040,000
	Total Oil & Gas Services	$ 6,501,508
	Packaging & Containers — 2.5%
1,715,000	Ardagh Packaging Finance Plc/Ardagh Holdings USA, Inc.,
	5.25%, 4/30/25 (144A)	$ 1,762,128
2,160,000	Ardagh Packaging Finance Plc/Ardagh Holdings USA, Inc.,
	6.0%, 2/15/25 (144A)	2,161,879
4,453,000	Crown Cork & Seal Co., Inc., 7.375%, 12/15/26	4,876,035
6,036,000	Greif, Inc., 6.5%, 3/1/27 (144A)	6,036,000
	Total Packaging & Containers	$ 14,836,042
	Pharmaceuticals — 3.3%
2,087,000	Bausch Health Americas, Inc., 8.5%, 1/31/27 (144A)	$ 2,300,709
530,000	Bausch Health Cos., Inc., 5.0%, 1/30/28 (144A)	508,634
370,000	Bausch Health Cos., Inc., 5.25%, 1/30/30 (144A)	366,304
2,470,000	Bausch Health Cos., Inc., 5.5%, 11/1/25 (144A)	2,567,565
396,000	Bausch Health Cos., Inc., 5.875%, 5/15/23 (144A)	393,030
935,000	Bausch Health Cos., Inc., 6.5%, 3/15/22 (144A)	953,513
1,250,000	Bausch Health Cos., Inc., 7.0%, 3/15/24 (144A)	1,285,437
893,000	Bausch Health Cos., Inc., 7.0%, 1/15/28 (144A)	926,487

The accompanying notes are an integral part of these financial statements.
28 Pioneer High Yield Fund | Semiannual Report | 4/30/20

Principal
Amount
USD ($)		Value
	Pharmaceuticals — (continued)
893,000	Bausch Health Cos., Inc., 7.25%, 5/30/29 (144A)	$ 952,992
2,060,000	Endo Dac/Endo Finance LLC/Endo Finco, Inc., 6.0%,
	2/1/25 (144A)	1,472,900
2,483,000	Par Pharmaceutical, Inc., 7.5%, 4/1/27 (144A)	2,523,349
5,598,000	Teva Pharmaceutical Finance Netherlands III BV,
	2.8%, 7/21/23	5,143,163
	Total Pharmaceuticals	$ 19,394,083
	Pipelines — 3.8%
4,663,000	American Midstream Partners LP/American Midstream
	Finance Corp., 9.5%, 12/15/21 (144A)	$ 4,289,960
913,000	DCP Midstream Operating LP, 3.875%, 3/15/23	757,790
3,400,000	DCP Midstream Operating LP, 5.6%, 4/1/44	1,768,000
2,800,000	Delek Logistics Partners LP/Delek Logistics Finance Corp.,
	6.75%, 5/15/25	2,681,000
3,520,000(b)(c)	Energy Transfer Operating LP, 7.125% (5 Year CMT Index
	+ 531 bps)	2,752,288
68,000	EnLink Midstream LLC, 5.375%, 6/1/29	42,160
685,000	EnLink Midstream Partners LP, 5.05%, 4/1/45	277,425
1,973,000	EnLink Midstream Partners LP, 5.6%, 4/1/44	789,200
3,950,000	Global Partners LP/GLP Finance Corp., 7.0%, 6/15/23	3,436,500
1,812,000	Global Partners LP/GLP Finance Corp., 7.0%, 8/1/27	1,458,298
1,545,000	Hess Midstream Operations LP, 5.625%, 2/15/26 (144A)	1,436,850
2,200,000	PBF Logistics LP/PBF Logistics Finance Corp.,
	6.875%, 5/15/23	1,694,000
2,739,000	Tallgrass Energy Partners LP/Tallgrass Energy Finance
	Corp., 6.0%, 3/1/27 (144A)	1,821,435
	Total Pipelines	$ 23,204,906
	REITs — 2.2%
6,000,000	Iron Mountain, Inc., 4.875%, 9/15/27 (144A)	$ 5,880,000
1,780,000	iStar, Inc., 4.25%, 8/1/25	1,406,200
3,190,000	iStar, Inc., 4.75%, 10/1/24	2,663,650
2,453,000	MPT Operating Partnership LP/MPT Finance Corp.,
	4.625%, 8/1/29	2,439,214
1,560,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC,
	7.875%, 2/15/25 (144A)	1,497,600
	Total REITs	$ 13,886,664
	Retail — 2.1%
2,660,000	AAG FH LP/AAG FH Finco, Inc., 9.75%, 7/15/24 (144A)	$ 2,320,850
974,000	Asbury Automotive Group, Inc., 4.5%, 3/1/28 (144A)	817,868
1,044,000	Asbury Automotive Group, Inc., 4.75%, 3/1/30 (144A)	874,715
3,514,000	Beacon Roofing Supply, Inc., 4.875%, 11/1/25 (144A)	3,105,497
1,635,000	Golden Nugget, Inc., 8.75%, 10/1/25 (144A)	931,950
5,165,000	Michaels Stores, Inc., 8.0%, 7/15/27 (144A)	3,563,850

The accompanying notes are an integral part of these financial statements.
Pioneer High Yield Fund | Semiannual Report | 4/30/20 29

Schedule of Investments | 4/30/20 (unaudited) (continued)

Principal
Amount
USD ($)		Value
	Retail — (continued)
600,000	QVC, Inc., 4.75%, 2/15/27	$ 539,940
1,459,000	Staples, Inc., 7.5%, 4/15/26 (144A)	1,152,610
	Total Retail	$ 13,307,280
	Software — 0.0%†
344,000	Rackspace Hosting, Inc., 8.625%, 11/15/24 (144A)	$ 338,881
	Total Software	$ 338,881
	Telecommunications — 4.7%
4,975,000	Altice France Holding SA, 6.0%, 2/15/28 (144A)	$ 4,526,255
800,000	CenturyLink, Inc., 4.0%, 2/15/27 (144A)	776,000
1,996,000	CenturyLink, Inc., 5.8%, 3/15/22	2,043,779
1,510,000	CommScope Technologies LLC, 5.0%, 3/15/27 (144A)	1,294,825
1,081,000	CommScope, Inc., 8.25%, 3/1/27 (144A)	1,036,138
2,500,000	Frontier Communications Corp., 8.75%, 4/15/22	674,250
3,600,000(e)	Frontier Communications Corp., 11.0%, 9/15/25	1,114,920
5,850,000	Level 3 Financing, Inc., 4.625%, 9/15/27 (144A)	5,796,180
475,000	Level 3 Financing, Inc., 5.375%, 5/1/25	478,373
2,546,000	Sprint Corp., 7.25%, 9/15/21	2,670,117
2,678,000	Sprint Corp., 7.625%, 3/1/26	3,165,664
700,000	T-Mobile USA, Inc., 6.0%, 4/15/24	713,720
860,000	T-Mobile USA, Inc., 6.5%, 1/15/26	908,375
5,460,000	Windstream Services LLC/Windstream Finance Corp., 8.625%,
	10/31/25 (144A)	3,276,000
	Total Telecommunications	$ 28,474,596
	Transportation — 0.5%
3,235,000	XPO Logistics, Inc., 6.25%, 5/1/25 (144A)	$ 3,275,438
	Total Transportation	$ 3,275,438
	TOTAL CORPORATE BONDS
	(Cost $559,314,253)	$ 491,996,411
	INSURANCE-LINKED SECURITIES — 1.6%
	of Net Assets(f)
	Event Linked Bonds — 0.4%
	Earthquakes – Peru — 0.1%
245,000(g)	International Bank for Reconstruction & Development, 7.492%
	(3 Month USD LIBOR + 600 bps), 2/15/21 (144A)	$ 233,901
	Multiperil – U.S. — 0.2%
750,000(g)	Caelus Re V, 0.589% (1 Month U. S. Treasury Bill +
	50 bps), 6/5/20 (144A)	$ 150
450,000(g)	Caelus Re V, 7.909% (3 Month U. S. Treasury Bill +
	782 bps), 6/7/21 (144A)	407,070
1,000,000(g)	Residential Reinsurance 2016, 5.524% (3 Month U. S.
	Treasury Bill + 543 bps), 12/6/20 (144A)	967,000
		$ 1,374,220

The accompanying notes are an integral part of these financial statements.
30 Pioneer High Yield Fund | Semiannual Report | 4/30/20

Principal
Amount
USD ($)		Value
Multiperil – Worldwide — 0.1%
600,000(g)	Galilei Re, 7.254% (6 Month USD LIBOR + 568 bps),
	1/8/21 (144A)	$ 587,400
250,000(g)	Galilei Re, 10.204% (6 Month USD LIBOR + 863 bps),
	1/8/21 (144A)	244,600
$ 832,000
Pandemic – Worldwide — 0.0%†
400,000(g)	International Bank for Reconstruction & Development,
12.973% (6 Month USD LIBOR + 1,150 bps),
	7/15/20 (144A)	$ —
	Total Event Linked Bonds	$ 2,440,121

Face
Amount
USD ($)
	Collateralized Reinsurance — 0.4%
	Multiperil – U.S. — 0.0%†
250,000+(a)(h)	Dingle Re 2019, 2/1/21	$ 255,131
500,000+(a)(h)	Kingsbarns Re 2017, 5/19/20	500
		$ $255,631
	Multiperil – Worldwide — 0.3%
1,000,000+(a)(h)	Cypress Re 2017, 1/10/21	$ 18,200
555,123+(a)(h)	Dartmouth Re 2018, 1/15/21	131,675
138,698+(a)(h)	Dartmouth Re 2019, 1/31/21	31,415
584,814+(a)(h)	Gloucester Re 2018, 2/28/20	102,927
24,000+(h)	Limestone Re 2016-1, 8/31/21	18,891
24,000+(h)	Limestone Re 2016-1, 8/31/21	18,890
350,000+(a)(h)	Limestone Re 2019-2, 3/1/23 (144A)	364,315
333,342+(a)(h)	Oyster Bay Re 2018, 1/15/21	302,541
800,000+(a)(h)	Resilience Re, 4/6/21	80
340,299+(a)(h)	Seminole Re 2018, 1/15/21	66,188
85,714+(a)(h)	Seminole Re 2019, 1/31/21	87,471
442,599+(a)(h)	Walton Health Re 2018, 6/15/20	221,300
		$ 1,363,893
	Windstorm – Florida — 0.1%
400,000+(a)(h)	Formby Re 2018, 2/28/21	$ 75,409
750,000+(a)(h)	Portrush Re 2017, 6/15/20	478,575
		$ 553,984
	Windstorm – U.S. Regional — 0.0%†
500,000+(a)(h)	Oakmont Re 2017, 4/15/20	$ 14,700
350,000+(a)(h)	Oakmont Re 2019, 4/30/21	242,309
		$ 257,009
	Total Collateralized Reinsurance	$ 2,430,517

The accompanying notes are an integral part of these financial statements.
Pioneer High Yield Fund | Semiannual Report | 4/30/20 31

Schedule of Investments | 4/30/20 (unaudited) (continued)

Face
Amount
USD ($)		Value
	Reinsurance Sidecars — 0.8%
	Multiperil – U.S. — 0.1%
3,600,000+(a)(h)	Carnoustie Re 2016, 11/30/20	$ 97,200
1,500,000+(a)(h)	Carnoustie Re 2017, 11/30/21	197,700
300,000+(h)	Carnoustie Re 2018, 12/31/21	3,360
1,400,000+(a)(i)	Harambee Re 2018, 12/31/21	109,200
973,488+(i)	Harambee Re 2019, 12/31/22	92,968
		$ 500,428
	Multiperil – Worldwide — 0.7%
8,504(a)(h)	Alturas Re 2019-2, 3/10/22	$ 74,091
1,000,000+(a)(h)	Arlington Re 2015, 2/1/21	48,600
1,000,000+(a)(h)	Bantry Re 2016, 3/31/21	80,600
500,000+(a)(h)	Bantry Re 2017, 3/31/21	118,050
400,000+(a)(h)	Bantry Re 2018, 12/31/21	4,560
400,000+(h)	Bantry Re 2019, 12/31/22	13,585
2,152,482+(a)(h)	Berwick Re 2018-1, 12/31/21	261,957
1,067,182+(a)(h)	Berwick Re 2019-1, 12/31/22	1,151,718
400,000+(i)	Blue Lotus Re 2018, 12/31/21	24,880
37,500+(h)	Eden Re II, 3/22/22 (144A)	43,301
7,850+(a)(h)	Eden Re II, 3/22/23 (144A)	69,027
15,000+(h)	Eden Re II, 3/22/22 (144A)	20,114
2,400,000+(h)	Gleneagles Re 2016, 11/30/20	74,880
400,000+(a)(h)	Gleneagles Re 2018, 12/31/21	47,320
800,000+(a)(i)	Lorenz Re 2018, 7/1/21	57,360
411,569+(a)(i)	Lorenz Re 2019, 6/30/22	376,503
900,000+(a)(h)	Merion Re 2018-2, 12/31/21	980,460
4,500,000+(h)	Pangaea Re 2015-1, 2/28/20	5,887
5,800,000+(h)	Pangaea Re 2015-2, 5/29/20	8,647
4,200,000+(h)	Pangaea Re 2016-1, 11/30/20	9,323
2,000,000+(h)	Pangaea Re 2016-2, 11/30/20	5,952
1,100,000+(a)(h)	Pangaea Re 2017-1, 11/30/21	17,710
500,000+(a)(h)	Pangaea Re 2018-1, 12/31/21	29,400
500,000+(a)(h)	Pangaea Re 2018-3, 7/1/22	10,372
409,624+(a)(h)	Pangaea Re 2019-1, 2/1/23	8,536
367,657+(a)(h)	Pangaea Re 2019-3, 7/1/23	369,852
1,000,000+(a)(h)	St. Andrews Re 2017-1, 2/1/21	67,800
868,992+(a)(h)	St. Andrews Re 2017-4, 6/1/20	85,509
250,000+(a)(i)	Thopas Re 2018, 12/31/21	5,325
600,000+(a)(i)	Thopas Re 2019, 12/31/22	114,000
1,100,000+(a)(h)	Versutus Re 2017, 11/30/21	8,580
450,000+(a)(h)	Versutus Re 2018, 12/31/21	—
397,146+(h)	Versutus Re 2019-A, 12/31/21	34,194
52,853+(h)	Versutus Re 2019-B, 12/31/21	4,551

The accompanying notes are an integral part of these financial statements.
32 Pioneer High Yield Fund | Semiannual Report | 4/30/20

Face
Amount
USD ($)		Value
	Multiperil – Worldwide — (continued)
300,000+(a)(i)	Viribus Re 2018, 12/31/21	$ 12,150
127,384+(i)	Viribus Re 2019, 12/31/22	2,650
405,831+(a)(h)	Woburn Re 2018, 12/31/21	54,294
419,863+(a)(h)	Woburn Re 2019, 12/31/22	245,555
		$ 4,547,293
	Total Reinsurance Sidecars	$ 5,047,721
	TOTAL INSURANCE-LINKED SECURITIES
	(Cost $11,823,567)	$ 9,918,359

Principal
Amount
USD ($)
SENIOR SECURED FLOATING RATE LOAN
INTERESTS — 4.0% of Net Assets*(g)
Beverage, Food & Tobacco — 0.2%
1,310,000	Froneri International, Ltd., First Lien Facility B2 Term
	Loan, 2.25% (LIBOR + 225 bps), 1/29/27	$ 1,220,756
	Total Beverage, Food & Tobacco	$ 1,220,756
Buildings & Real Estate — 0.0%†
266,969	Builders FirstSource, Inc., Refinancing Term Loan,
	4.613% (LIBOR + 300 bps), 2/29/24	$ 252,953
	Total Buildings & Real Estate	$ 252,953
Computers & Electronics — 0.3%
2,048,418	ON Semiconductor Corp., 2019 New Replacement Term
	B-4 Loan, 2.404% (LIBOR + 200 bps), 9/19/26	$ 1,976,723
	Total Computers & Electronics	$ 1,976,723
Diversified & Conglomerate Service — 0.5%
1,935,375	DynCorp International, Inc., Term Loan, 6.751% (LIBOR +
	600 bps), 8/18/25	$ 1,751,514
2,066	National Mentor Holdings, Inc. (aka Civitas Solutions,
Inc.), First Lien Initial Term C Loan, 5.71%
	(LIBOR + 425 bps), 3/9/26	1,973
45,482	National Mentor Holdings, Inc. (aka Civitas Solutions,
Inc.), First Lien Initial Term Loan, 4.957%
	(LIBOR + 425 bps), 3/9/26	43,435
1,923,044	Team Health Holdings, Inc., Initial Term Loan, 3.75% (LIBOR
	+ 275 bps), 2/6/24	1,429,783
	Total Diversified & Conglomerate Service	$ 3,226,705
Healthcare, Education & Childcare — 0.8%
815,225	Alliance HealthCare Services, Inc., First Lien Initial Term
	Loan, 5.5% (LIBOR + 450 bps), 10/24/23	$ 448,374

The accompanying notes are an integral part of these financial statements.
Pioneer High Yield Fund | Semiannual Report | 4/30/20 33

Schedule of Investments | 4/30/20 (unaudited) (continued)

Principal
Amount
USD ($)		Value
Healthcare, Education & Childcare — (continued)
3,229,949	LifePoint Health, Inc. (fka Regionalcare Hospital Partners
Holdings, Inc.), First Lien Term B Loan, 4.154%
	(LIBOR + 375 bps), 11/16/25	$ 3,007,438
1,055,000	Surgery Center Holdings, Inc., 2020 Incremental Term Loan,
	9.0% (LIBOR + 800 bps), 9/3/24	1,060,275
	Total Healthcare, Education & Childcare	$ 4,516,087
Machinery — 0.4%
3,803,585	Shape Technologies Group, Inc., Initial Term Loan, 4.043%
	(LIBOR + 300 bps), 4/21/25	$ 2,434,295
	Total Machinery	$ 2,434,295
Media — 0.3%
2,039,750	Diamond Sports Group LLC, Term Loan, 3.82% (LIBOR +
	325 bps), 8/24/26	$ 1,673,870
	Total Media	$ 1,673,870
Oil & Gas — 0.1%
1,002,879	Encino Acquisition Partners Holdings LLC, Second Lien
Initial Term Loan, 7.75% (LIBOR +
	675 bps), 10/29/25	$ 442,938
	Total Oil & Gas	$ 442,938
Securities & Trusts — 0.5%
3,538,286	Spectacle Gary Holdings LLC, Closing Date Term Loan, 11.0%
	(LIBOR + 900 bps), 12/23/25	$ 3,096,000
	Total Securities & Trusts	$ 3,096,000
Telecommunications — 0.8%
2,106,375	Commscope, Inc., Initial Term Loan, 3.654% (LIBOR +
	325 bps), 4/6/26	$ 2,000,530
3,373,278	Level 3 Financing, Inc., Tranche B 2027 Term Loan, 2.154%
	(LIBOR + 175 bps), 3/1/27	3,243,265
	Total Telecommunications	$ 5,243,795
Utilities — 0.1%
272,027	Vistra Operations Co. LLC (fka Tex Operations Co. LLC), 2018
Incremental Term Loan, 2.221% (LIBOR +
	175 bps), 12/31/25	$ 264,461
	Total Utilities	$ 264,461
TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
	(Cost $27,898,151)	$ 24,348,583
U.S. GOVERNMENT AND AGENCY OBLIGATION -
4.8% of Net Assets
29,000,000(g)	U. S. Treasury Floating Rate Notes, 0.42% (3 Month U. S.
Treasury Bill Money Market Yield +
	30 bps), 10/31/21	$ 29,102,477
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATION
	(Cost $29,053,920)	$ 29,102,477

The accompanying notes are an integral part of these financial statements.
34 Pioneer High Yield Fund | Semiannual Report | 4/30/20

Shares		Value
RIGHTS/WARRANTS — 0.0%† of Net Assets
Health Care Providers & Services — 0.0%†
2,136^(a)(j)	Option Care Health, Inc., 6/30/25	$ 8,971
2,136^(a)(k)	Option Care Health, Inc., 6/30/25	7,177
	Total Health Care Providers & Services	$ 16,148
Oil, Gas & Consumable Fuels — 0.0%†
4,728,525((l)	ANR, Inc., 3/31/23	$ 12,767
921(a)(m)	Contura Energy, Inc., 7/25/23	28
	Total Oil, Gas & Consumable Fuels	$ 12,795
Transportation — 0.0%†
17,624(a)(n)	Syncreon Group, 10/01/24	$ —
	Total Transportation	$ —
TOTAL RIGHTS/WARRANTS
	(Cost $598,117)	$ 28,943

Principal
Amount
USD ($)
TEMPORARY CASH INVESTMENTS — 1.0%
of Net Assets
REPURCHASE AGREEMENTS — 1.0%
3,000,000	$3,000,000 TD Securities USA LLC, 0.02%, dated 4/30/20
plus accrued interest on 5/1/20 collateralized by
$3,060,027 U. S. Treasury Notes, 0.3% - 3.9%,
	4/15/2029 - 2/15/2050.	$ 3,000,000
3,000,000	$3,000,000 TD Securities USA LLC, 0.04%, dated 4/30/20
plus accrued interest on 5/1/20 collateralized by
	$3,060,000 Freddie Mac Giant, 2.5%, 4/1/2050.	3,000,000
$ 6,000,000
TOTAL TEMPORARY CASH INVESTMENTS
	(Cost $6,000,000)	$ 6,000,000
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 98.7%
	(Cost $672,897,334)	$ 598,487,122
	OTHER ASSETS AND LIABILITIES — 1.3%	$ 7,639,522
	NET ASSETS — 100.0%	$ 606,126,644

bps	Basis Points.
CMT	Constant Maturity Rate Index.
LIBOR	London Interbank Offered Rate.
REIT	Real Estate Investment Trust.
SOFRRATE	Secured Overnight Financing Rate.
(144A)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2020, the value of these securities amounted to$372,276,526, or 61.4% of net assets.

The accompanying notes are an integral part of these financial statements.
Pioneer High Yield Fund | Semiannual Report | 4/30/20 35

Schedule of Investments | 4/30/20 (unaudited) (continued)

†	Amount rounds to less than 0.1%.
*
Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at April 30, 2020.

+	Security that used significant unobservable inputs to determine its value.
^	Security is valued using fair value methods (other than supplied by independent pricing services).
(a)	Non-income producing security.
(b)	Security is perpetual in nature and has no stated maturity date.
(c)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at April 30, 2020.
(d)	Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.
(e)	Security is in default.
(f)	Securities are restricted as to resale.
(g)	Floating rate note. Coupon rate, reference index and spread shown at April 30, 2020.
(h)	Issued as participation notes.
(i)	Issued as preference shares.
(j)	Option Care Health, Inc. warrants are exercisable into 2,136 shares.
(k)	Option Care Health, Inc. warrants are exercisable into 2,136 shares.
(l)	ANR, Inc. warrants are exercisable into 4,728,525 shares.
(m)	Contura Energy, Inc. warrants are exercisable into 921 shares.
(n)	Syncreon Group warrants are exercisable into 17,624 shares.

SWAP CONTRACTS

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS – SELL PROTECTION

	Reference		Annual		Premiums
Notional	Obligation/	Pay/	Fixed	Expiration	Paid/	Unrealized	Market
Amount ($)(1)	Index	Receive(2)	Rate	Date	(Received)	(Depreciation)	Value
5,947,000	Markit CDX	Receive	5.00%	12/20/23	$ (28,083)	$ (292,210)	$(320,293)
	North America
	High Yield
	Index Series 31
7,381,700	Markit CDX	Receive	5.00%	6/20/24	373,448	(755,129)	(381,681)
	North America
	High Yield
	Index Series 32
3,498,600	Markit CDX	Receive	5.00%	12/20/24	83,092	(276,251)	(193,159)
	North America
	High Yield
	Index Series 33
TOTAL CENTRALLY CLEARED CREDIT DEFAULT
SWAP CONTRACTS – SELL PROTECTION					$428,457	$(1,323,590)	$(895,133)

The accompanying notes are an integral part of these financial statements.
36 Pioneer High Yield Fund | Semiannual Report | 4/30/20

OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS — SELL PROTECTION

		Obligation		Annual
Notional		Reference/	Pay/	Fixed	Expiration	Premiums	Unrealized	Market
Amount ($)(1)	Counterparty	Index	Receive(2)	Rate	Date	(Received)	(Depreciation)	Value
690,000	Goldman Sachs	Chesapeake	Receive	5.00%	6/20/22	$ (77,625)	$ (568,248)	$ (645,873)
	International	Energy Corp.
415,000	Goldman Sachs	Chesapeake	Receive	5.00%	6/20/22	(50,837)	(337,622)	(388,459)
	International	Energy Corp.
655,000	Goldman Sachs	Chesapeake	Receive	5.00%	6/20/22	(80,238)	(532,873)	(613,111)
	International	Energy Corp.
TOTAL OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS —
SELL PROTECTION						$(208,700)	$(1,438,743)	$(1,647,443)
TOTAL SWAP CONTRACTS						$ 219,757	$(2,762,333)	$(2,542,576)

(1)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2)	Pays quarterly

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
EUR – Euro
Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2020 were as follows:

	Purchases	Sales
Long-Term U. S. Government Securities	$ 51,141,934	$ 22,047,459
Other Long-Term Securities	$277,608,226	$316,634,377

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for Amundi Pioneer Asset Management, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended April 30, 2020, the Fund engaged in purchases of $7,026,811 and sales of $6,326,205 pursuant to these procedures, which resulted in a net realized gain of $403,104.
At April 30, 2020, the net unrealized depreciation on investments based on cost for federal tax purposes of $675,223,989 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$10,225,335
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(89,504,777)
Net unrealized depreciation	$(79,279,442)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1 – quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The accompanying notes are an integral part of these financial statements.
Pioneer High Yield Fund | Semiannual Report | 4/30/20 37

Schedule of Investments | 4/30/20 (unaudited) (continued)
The following is a summary of the inputs used as of April 30, 2020, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Common Stocks
Oil, Gas & Consumable Fuels	$31	$522,530	$—	$522,561
Transportation Infrastructure	—	28,937	—	28,937
All Other Common Stock	918,932	—	—	918,932
Convertible Preferred Stock	2,183,589	—	—	2,183,589
Asset Backed Security	—	742,314	—	742,314
Collateralized Mortgage
Obligation	—	134,582	—	134,582
Commercial Mortgage-Backed
Security	—	1,847,363	—	1,847,363
Convertible Corporate Bonds	—	30,714,071	—	30,714,071
Corporate Bonds	—	491,996,411	—	491,996,411
Insurance-Linked Securities
Collateralized Reinsurance
Multiperil - U.S.	—	—	255,631	255,631
Multiperil - Worldwide	—	—	1,363,893	1,363,893
Windstorm - Florida	—	—	553,984	553,984
Windstorm - U.S. Regional	—	—	257,009	257,009
Reinsurance Sidecars
Multiperil - U.S.	—	—	500,428	500,428
Multiperil - Worldwide	—	—	4,547,293	4,547,293
All Other Insurance-Linked
Securities	—	2,440,121	—	2,440,121
Senior Secured Floating Rate
Loan Interests	—	24,348,583	—	24,348,583
U.S. Government and
Agency Obligation	—	29,102,477	—	29,102,477
Rights/Warrants	—	28,943	—	28,943
Repurchase Agreements	—	6,000,000	—	6,000,000
Total Investments in Securities	$3,102,552	$587,906,332	$7,478,238	$598,487,122
Other Financial Instruments
Swap contracts, at value	$—	$(2,542,576)	$—	$(2,542,576)
Total Other
Financial Instruments	$—	$(2,542,576)	$—	$(2,542,576)

The accompanying notes are an integral part of these financial statements.
38 Pioneer High Yield Fund | Semiannual Report | 4/30/20

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

		Insurance-
	Common	Linked	Rights/
	Stocks	Securities	Warrants	Total
Balance as of 10/31/19	$1,045,059	$15,557,184	$4,486	$16,606,729
Realized gain (loss)[1]	—	(59,278)	—	(59,278)
Change in unrealized
appreciation (depreciation)[2]	(522,529)	(85,476)	11,662	(596,343)
Accrued discounts/premiums	—	—	—	—
Purchases	—	—	—	—
Sales	—	(7,934,192)	—	(7,934,192)
Transfers in to Level 3*	—	—	—	—
Transfers out of Level 3*	(522,530)	—	(16,148)	(538,678)
Balance as of 4/30/20	$—	$7,478,238	$—	$7,478,238

[1]	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
[2]	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*
Transfers are calculated on the beginning of period value. During the six months ended April 30, 2020, investment having a value of $538,978 was transferred from Level 3 to Level 2, due to valuing the security using observable inputs. During the six months ended April 30, 2020, there were no other transfers between Levels 1, 2 and 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still
held and considered Level 3 at April 30, 2020:	$(435,150)

The accompanying notes are an integral part of these financial statements.
Pioneer High Yield Fund | Semiannual Report | 4/30/20 39

Statement of Assets and Liabilities | 4/30/20 (unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $672,897,334)	$598,487,122
Cash	5,544,397
Foreign currencies, at value (cost $32,807)	32,469
Swaps collateral	1,878,939
Due from broker for swaps	847,555
Variation margin for centrally cleared swap contracts	5,254
Receivables —
Investment securities sold	6,378,475
Fund shares sold	721,961
Interest	8,907,046
Due from the Adviser	28,450
Other assets	57,659
Total assets	$622,889,327
LIABILITIES:
Payables —
Investment securities purchased	$12,635,137
Fund shares repurchased	972,156
Distributions	202,409
Trustees’ fees	3,240
Unrealized depreciation on unfunded loan commitments	24,990
Swap contracts, at value (net premiums received $219,757)	2,542,576
Due to affiliates	85,546
Accrued expenses	296,629
Total liabilities	$16,762,683
NET ASSETS:
Paid-in capital	$732,389,160
Distributable earnings (loss)	(126,262,516)
Net assets	$606,126,644
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $398,652,505/48,561,250 shares)	$8.21
Class C (based on $18,067,920/2,153,618 shares)	$8.39
Class R (based on $12,732,883/1,366,691 shares)	$9.32
Class Y (based on $176,673,336/21,517,491 shares)	$8.21
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $8.21 net asset value per share/100%-4.50%
maximum sales charge)	$8.60

The accompanying notes are an integral part of these financial statements.
40 Pioneer High Yield Fund | Semiannual Report | 4/30/20

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 4/30/20

INVESTMENT INCOME:
Interest from unaffiliated	$21,774,076
Dividends from unaffiliated issuers	493,274
Total investment income		$22,267,350
EXPENSES:
Management fees	$2,405,155
Administrative expense	113,717
Transfer agent fees
Class A	276,832
Class C	4,688
Class R	16,614
Class Y	78,074
Distribution fees
Class A	589,874
Class C	109,754
Class R	35,735
Shareowner communications expense	41,753
Custodian fees	21,026
Registration fees	40,400
Professional fees	44,168
Printing expense	15,640
Pricing fees	7,712
Trustees’ fees	18,286
Insurance expense	3,891
Miscellaneous	40,203
Total expenses		$3,863,522
Less fees waived and expenses reimbursed
by the Adviser		(134,299)
Net expenses		$3,729,223
Net investment income		$18,538,127
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(19,133,016)
Forward foreign currency exchange contracts	(8,602)
Swap contracts	(209,542)
Other assets and liabilities denominated in
foreign currencies	(5,539)	$(19,356,699)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$(79,599,108)
Forward foreign currency exchange contracts	28,108
Swap contracts	(3,159,201)
Unfunded loan commitments	(24,990)
Other assets and liabilities denominated in
foreign currencies	(456)	$(82,755,647)
Net realized and unrealized gain (loss) on investments		$(102,112,346)
Net decrease in net assets resulting from operations		$(83,574,219)

The accompanying notes are an integral part of these financial statements.
Pioneer High Yield Fund | Semiannual Report | 4/30/20 41

Statements of Changes in Net Assets

	Six Months
	Ended
	4/30/20	Year Ended
	(unaudited)	10/31/19
FROM OPERATIONS:
Net investment income (loss)	$18,538,127	$38,126,876
Net realized gain (loss) on investments	(19,356,699)	349,126
Change in net unrealized appreciation (depreciation)
on investments	(82,755,647)	18,358,078
Net increase (decrease) in net assets resulting
from operations	$(83,574,219)	$56,834,080
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.26 and $0.50 per share, respectively)	$(13,139,114)	$(27,353,521)
Class C ($0.22 and $0.43 per share, respectively)	(525,578)	(1,370,527)
Class R ($0.26 and $0.52 per share, respectively)	(359,385)	(826,025)
Class Y ($0.27 and $0.53 per share, respectively)	(5,677,168)	(11,125,229)
Total distributions to shareowners	$(19,701,245)	$(40,675,302)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$62,665,570	$90,623,149
Reinvestment of distributions	17,684,463	36,323,782
Cost of shares repurchased	(123,686,550)	(189,767,932)
Net decrease in net assets resulting from Fund
share transactions	$(43,336,517)	$(62,821,001)
Net decrease in net assets	$(146,611,981)	$(46,662,223)
NET ASSETS:
Beginning of period	$752,738,625	$799,400,848
End of period	$606,126,644	$752,738,625

The accompanying notes are an integral part of these financial statements.
42 Pioneer High Yield Fund | Semiannual Report | 4/30/20

	Six Months	Six Months
	Ended	Ended
	4/30/20	4/30/20	Year Ended	Year Ended
	Shares	Amount	10/31/19	10/31/19
	(unaudited)	(unaudited)	Shares	Amount
Class A
Shares sold	1,297,368	$11,988,843	4,849,062	$45,650,507
Reinvestment of
distributions	1,292,873	11,793,678	2,599,500	24,355,870
Less shares repurchased	(7,558,203)	(69,186,976)	(11,324,747)	(106,274,058)
Net decrease	(4,967,962)	$(45,404,455)	(3,876,185)	$(36,267,681)
Class C
Shares sold	119,426	$1,124,826	233,303	$2,227,808
Reinvestment of
distributions	51,782	482,923	130,448	1,245,101
Less shares repurchased	(487,070)	(4,495,794)	(1,819,086)	(17,422,957)
Net decrease	(315,862)	$(2,888,045)	(1,455,335)	$(13,950,048)
Class R
Shares sold	556,760	$5,564,259	454,405	$4,836,541
Reinvestment of
distributions	32,938	340,435	72,509	769,145
Less shares repurchased	(637,599)	(6,588,530)	(846,914)	(9,036,019)
Net decrease	(47,901)	$(683,836)	(320,000)	$(3,430,333)
Class Y
Shares sold	5,050,391	$43,987,642	4,029,145	$37,908,293
Reinvestment of
distributions	556,384	5,067,427	1,061,104	9,953,666
Less shares repurchased	(5,013,414)	(43,415,250)	(6,083,115)	(57,034,898)
Net increase (decrease)	593,361	$5,639,819	(992,866)	$(9,172,939)

The accompanying notes are an integral part of these financial statements.
Pioneer High Yield Fund | Semiannual Report | 4/30/20 43

Financial Highlights

	Six Months
	Ended		Year	Year	Year		Year	Year
	4/30/20		Ended	Ended	Ended		Ended	Ended
	(unaudited)		10/31/19	10/31/18	10/31/17		10/31/16*	10/31/15*
Class A
Net asset value, beginning of period	$9.58		$9.37	$9.80	$9.43		$9.33	$10.54
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.24		$0.47	$0.47	$0.46		$0.46	$0.44
Net realized and unrealized gain (loss) on investments	(1.35)		0.24	(0.45)	0.38		0.19	(0.73)
Net increase (decrease) from investment operations	$(1.11)		$0.71	$0.02	$0.84		$0.65	$(0.29)
Distributions to shareowners:
Net investment income	$(0.26)		$(0.50)	$(0.45)	$(0.47)		$(0.48)	$(0.45)
Net realized gain	—		—	—	—		(0.07)	(0.47)
Total distributions	$(0.26)		$(0.50)	$(0.45)	$(0.47)		$(0.55)	$(0.92)
Net increase (decrease) in net asset value	$(1.37)		$0.21	$(0.43)	$0.37		$0.10	$(1.21)
Net asset value, end of period	$8.21		$9.58	$9.37	$9.80		$9.43	$9.33
Total return (b)	(11.86	)%(c)	7.82%	0.21%	9.05	%(d)	7.29%	(2.97)%
Ratio of net expenses to average net assets	1.10	%(e)	1.19%	1.14%	1.15%		1.17%	1.17%
Ratio of net investment income (loss) to average net assets	5.25	%(e)	4.97%	4.87%	4.80%		5.09%	4.51%
Portfolio turnover rate	49	%(c)	59%	45%	39%		41%	32%
Net assets, end of period (in thousands)	$398,653		$512,624	$537,907	$525,164		$580,260	$651,646
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.16%		1.19%	1.14%	1.15%		1.17%	1.17%
Net investment income (loss) to average net assets	5.19%		4.97%	4.87%	4.80%		5.09%	4.51%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the periods presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)	Not annualized.
(d)	If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2017, the total return would have been 8.94%.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.
44 Pioneer High Yield Fund | Semiannual Report | 4/30/20

	Six Months
	Ended		Year	Year	Year		Year	Year
	4/30/20		Ended	Ended	Ended		Ended	Ended
	(unaudited)		10/31/19	10/31/18	10/31/17		10/31/16*	10/31/15*
Class C
Net asset value, beginning of period	$9.79		$9.57	$10.01	$9.63		$9.52	$10.74
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.21		$0.40	$0.40	$0.41		$0.41	$0.38
Net realized and unrealized gain (loss) on investments	(1.39)		0.25	(0.45)	0.38		0.19	(0.75)
Net increase (decrease) from investment operations	$(1.18)		$0.65	$(0.05)	$0.79		$0.60	$(0.37)
Distributions to shareowners:
Net investment income	$(0.22)		$(0.43)	$(0.39)	$(0.41)		$(0.42)	$(0.38)
Net realized gain	—		—	—	—		(0.07)	(0.47)
Total distributions	$(0.22)		$(0.43)	$(0.39)	$(0.41)		$(0.49)	$(0.85)
Net increase (decrease) in net asset value	$(1.40)		$0.22	$(0.44)	$0.38		$0.11	$(1.22)
Net asset value, end of period	$8.39		$9.79	$9.57	$10.01		$9.63	$9.52
Total return (b)	(12.21	)%(c)	6.98%	(0.52)%	8.29	%(d)	6.60%	(3.64)%
Ratio of net expenses to average net assets	1.84	%(e)	1.94%	1.86%	1.86%		1.88%	1.89%
Ratio of net investment income (loss) to average net assets	4.51	%(e)	4.21%	4.10%	4.11%		4.40%	3.79%
Portfolio turnover rate	49	%(c)	59%	45%	39%		41%	32%
Net assets, end of period (in thousands)	$18,068		$24,166	$37,546	$192,558		$259,910	$310,805

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the periods presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)	Not annualized.
(d)	If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2017, the total return would have been 8.18%.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.
Pioneer High Yield Fund | Semiannual Report | 4/30/20 45

Financial Highlights (continued)

	Six Months
	Ended		Year	Year	Year		Year		Year
	4/30/20		Ended	Ended	Ended		Ended		Ended
	(unaudited)		10/31/19	10/31/18	10/31/17		10/31/16*		10/31/15*
Class R
Net asset value, beginning of period	$10.84		$10.61	$11.09	$10.68		$10.53		$11.84
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.25		$0.48	$0.49	$0.48		$0.49		$0.46
Net realized and unrealized gain (loss) on investments	(1.51)		0.27	(0.50)	0.41		0.22		(0.83)
Net increase (decrease) from investment operations	$(1.26)		$0.75	$(0.01)	$0.89		$0.71		$(0.37)
Distributions to shareowners:
Net investment income	$(0.26)		$(0.52)	$(0.47)	$(0.48)		$(0.49)		$(0.47)
Net realized gain	—		—	—	—		(0.07)		(0.47)
Total distributions	$(0.26)		$(0.52)	$(0.47)	$(0.48)		$(0.56)		$(0.94)
Net increase (decrease) in net asset value	$(1.52)		$0.23	$(0.48)	$0.41		$0.15		$(1.31)
Net asset value, end of period	$9.32		$10.84	$10.61	$11.09		$10.68		$10.53
Total return (b)	(11.81	)%(c)	7.28%	(0.14)%	8.50	%(d)	7.11	%(e)	(3.36)%
Ratio of net expenses to average net assets	1.52	%(f)	1.63%	1.50%	1.56%		1.49%		1.51%
Ratio of net investment income (loss) to average net assets	4.79	%(f)	4.51%	4.48%	4.39%		4.76%		4.16%
Portfolio turnover rate	49	%(c)	59%	45%	39%		41%		32%
Net assets, end of period (in thousands)	$12,733		$15,332	$18,405	$24,366		$29,721		$36,931

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the periods presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Not annualized.
(d)	If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2017, the total return would have been 8.41%.
(e)	If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2016, the total return would have been 7.01%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.
46 Pioneer High Yield Fund | Semiannual Report | 4/30/20

	Six Months
	Ended		Year	Year	Year		Year	Year
	4/30/20		Ended	Ended	Ended		Ended	Ended
	(unaudited)		10/31/19	10/31/18	10/31/17		10/31/16*	10/31/15*
Class Y
Net asset value, beginning of period	$9.59		$9.38	$9.81	$9.44		$9.34	$10.55
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.25		$0.50	$0.50	$0.49		$0.49	$0.47
Net realized and unrealized gain (loss) on investments	(1.36)		0.24	(0.45)	0.37		0.18	(0.73)
Net increase (decrease) from investment operations	$(1.11)		$0.74	$0.05	$0.86		$0.67	$(0.26)
Distributions to shareowners:
Net investment income	$(0.27)		$(0.53)	$(0.48)	$(0.49)		$(0.50)	$(0.48)
Net realized gain	—		—	—	—		(0.07)	(0.47)
Total distributions	$(0.27)		$(0.53)	$(0.48)	$(0.49)		$(0.57)	$(0.95)
Net increase (decrease) in net asset value	$(1.38)		$0.21	$(0.43)	$0.37		$0.10	$(1.21)
Net asset value, end of period	$8.21		$9.59	$9.38	$9.81		$9.44	$9.34
Total return (b)	(11.82	)%(c)	8.12%	0.51%	9.34	%(d)	7.62%	(2.69)%
Ratio of net expenses to average net assets	0.85	%(e)	0.88%	0.85%	0.87%		0.87%	0.88%
Ratio of net investment income (loss) to average net assets	5.50	%(e)	5.27%	5.15%	5.08%		5.39%	4.77%
Portfolio turnover rate	49	%(c)	59%	45%	39%		41%	32%
Net assets, end of period (in thousands)	$176,673		$200,617	$205,543	$229,866		$230,343	$264,761

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the periods presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Not annualized.
(d)	If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2017, the total return would have been 9.23%.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.
Pioneer High Yield Fund | Semiannual Report | 4/30/20 47

Notes to Financial Statements | 4/30/20 (unaudited)
1. Organization and Significant Accounting Policies
Pioneer High Yield Fund (the “Fund”) is a Delaware statutory Trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.
The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Class K shares had not commenced operations as of April 30, 2020. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.
Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund’s distributor (the “Distributor”).
In August 2018, the Securities and Exchange Commission (“SEC”) released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) for investment companies. The Fund’s financial statements were prepared in compliance with the new amendments to Regulation S-X.
During March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased
48 Pioneer High Yield Fund | Semiannual Report | 4/30/20

Callable Debt Securities (“ASU 2017-08”), which shortens the amortization period for purchased non-contingently callable debt securities held at a premium. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for certain purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund has adopted ASU 2017-08 as of April 30, 2020. The implementation of ASU 2017-08 did not have a material impact on the Fund’s Financial Statements.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A.   Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an
Pioneer High Yield Fund | Semiannual Report | 4/30/20 49

alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.
Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.
Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.
50 Pioneer High Yield Fund | Semiannual Report | 4/30/20

Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
At April 30, 2020, three securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 0.09% of net assets. The value of these fair valued securities were $538,678.
B.   Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly
Pioneer High Yield Fund | Semiannual Report | 4/30/20 51

paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.   Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.   Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2019, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
52 Pioneer High Yield Fund | Semiannual Report | 4/30/20

The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended October 31, 2019 was as follows:

2019
Distributions paid from:
Ordinary income	$40,675,302
Total	$40,675,302

The following shows the components of distributable earnings on a federal income tax basis at October 31, 2019:

2019
Distributable earnings:
Undistributed ordinary income	$1,391,326
Capital loss carryforward	(28,110,371)
Dividend payable	(231,306)
Net unrealized appreciation	3,963,299
Total	$(22,987,052)

The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, the mark-to-market on swaps and futures contracts, adjustments relating to catastrophe bonds, the tax adjustments relating to credit default swaps, interest accruals on defaulted bonds and preferred stocks.
E.    Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $5,749 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2020.
F.    Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).
The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions
Pioneer High Yield Fund | Semiannual Report | 4/30/20 53

to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.
G.   Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at
54 Pioneer High Yield Fund | Semiannual Report | 4/30/20

broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Trust’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
Pioneer High Yield Fund | Semiannual Report | 4/30/20 55

H.    Insurance-Linked Securities (“ILS”)
The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
I.    Repurchase Agreements
Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a
56 Pioneer High Yield Fund | Semiannual Report | 4/30/20

later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund’s collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund’s custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.
Open repurchase agreements at April 30, 2020, are disclosed in the Schedule of Investments.
J.    Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund’s financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 7).
During the six months ended April 30, 2020, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.
The average market value of forward foreign currency exchange contracts open during the six months ended April 30, 2020, was $(275,234). There were no open forward foreign currency exchange contracts at April 30, 2020.
K.   Credit Default Swap Contracts
A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the
Pioneer High Yield Fund | Semiannual Report | 4/30/20 57

Fund’s income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.
As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.
As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.
Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.
Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.
58 Pioneer High Yield Fund | Semiannual Report | 4/30/20

Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as “Variation margin for centrally cleared swap contracts” on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for swaps” or “Due to broker for swaps” on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at April 30, 2020, is recorded as “Swaps collateral” on the Statement of Assets and Liabilities.
The average market value of credit default swap contracts open during the six months ended April 30, 2020, was $(369,295). Open credit default swap contracts at April 30, 2020, are listed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees are paid monthly and are calculated daily at the annual rate of 0.70% of the Fund’s average daily net assets up to $500 million, 0.65% of the next $500 million of the fund’s average daily net assets, 0.60% of the next $4 billion of the fund’s average daily net assets, 0.55% of the next $1 billion of the fund’s average daily net assets, 0.50% of the next $1 billion of the fund’s average daily net assets, 0.45% of the next $1 billion of the fund’s average daily net assets, 0.40% of the next $1 billion of the fund’s average daily net assets, 0.35% of the next $1 billion of the fund’s average daily net assets, and 0.30% of the fund’s average daily net assets over $10 billion. For the six months ended April 30, 2020, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.69% (annualized) of the Fund’s average daily net assets.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 1.10% and 0.85% of the average daily net assets attributable to Class A and Class Y shares, respectively. These expense limitations are in effect through March 1, 2021 for Class A shares and Class Y shares. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the six months ended April 30, 2020 are reflected on the Statement of Operations.
Pioneer High Yield Fund | Semiannual Report | 4/30/20 59

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $31,909 in management fees, administrative costs and certain other reimbursements payable to the Adviser at April 30, 2020.
3. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended April 30, 2020, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$36,254
Class C	2,699
Class R	1,483
Class Y	1,317
Total	$41,753

4. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of
60 Pioneer High Yield Fund | Semiannual Report | 4/30/20

the average daily net assets attributable to Class R shares for distribution services. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $53,637 in distribution fees payable to the Distributor at April 30, 2020.
The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.
In addition, redemptions Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended April 30 2020, CDSCs in the amount of $30,434 were paid to the Distributor.
5. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds (the “Funds”), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective March 11, 2020, the Fund participates in a facility in the amount of $300 million. Prior to March 11, 2020, the Fund participated in a facility in the amount of $250 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended April 30, 2020, the Fund had no borrowings under the credit facility.
Pioneer High Yield Fund | Semiannual Report | 4/30/20 61

6. Master Netting Agreements
The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close out and set off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.
Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund’s right to set off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.
The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.
62 Pioneer High Yield Fund | Semiannual Report | 4/30/20

Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of April 30, 2020.

Derivative
Assets
	Subject to	Derivatives	Non-Cash	Cash	Net Amount
	Master Netting	Available	Collateral	Collateral	of Derivative
Counterparty	Agreement	for Offset	Received (a)	Received (a)	Assets (b)
Goldman Sachs
International	$ —	$ —	$ —	$ —	$ —
Total	$ —	$ —	$ —	$ —	$ —

	Derivative
	Liabilities
	Subject to	Derivatives	Non-Cash	Cash	Net Amount
	Master Netting	Available	Collateral	Collateral	of Derivative
Counterparty	Agreement	for Offset	Pledged (a)	Pledged (a)	Liabilities (c)
Goldman Sachs
International	$1,438,743	$ —	$ —	$ —	$1,438,743
Total	$1,438,743	$ —	$ —	$ —	$1,438,743

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.
(b) Represents the net amount due from the counterparty in the event of default.
(c) Represents the net amount payable to the counterparty in the event of default.

7. Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Pioneer High Yield Fund | Semiannual Report | 4/30/20 63

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2020, was as follows:

Statement of Assets and Liabilities
			Foreign
	Interest	Credit	Exchange	Equity	Commodity
	Rate Risk	Risk	Rate Risk	Risk	Risk
Liabilities
Swap contracts, at value	$ —	$2,542,576	$ —	$ —	$ —
Total Value	$ —	$2,542,576	$ —	$ —	$ —

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at April 30, 2020 was as follows:

Statement of Operations

			Foreign
	Interest	Credit	Exchange	Equity	Commodity
	Rate Risk	Risk	Rate Risk	Risk	Risk
Net realized gain (loss) on:
Forward foreign currency
exchange contracts	$ —	$ —	$ (8,602)	$ —	$ —
Swap contracts	—	(209,542)	—	—	—
Total Value	$ —	$ (209,542)	$ (8,602)	$ —	$ —

Change in net unrealized
appreciation
(depreciation) on:
Forward foreign currency
exchange contracts	$ —	$ —	$28,108	$ —	$ —
Swap contracts	—	(3,159,201)	—	—	—
Total Value	$ —	$(3,159,201)	$28,108	$ —	$ —

8. Unfunded Loan Commitments
The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Footnote 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.
64 Pioneer High Yield Fund | Semiannual Report | 4/30/20

As of April 30, 2020, the Fund had the following unfunded loan commitments outstanding:

				Unrealized
Loan	Principal	Cost	Value	Depreciation
Spectacle Gary Holdings LLC	$256,914	$249,790	$224,800	$(24,990)

Pioneer High Yield Fund | Semiannual Report | 4/30/20 65

Trustees, Officers and Service Providers

Trustees	Officers
Thomas J. Perna, Chairman	Lisa M. Jones, President and
John E. Baumgardner, Jr.	Chief Executive Officer
Diane Durnin	Mark E. Bradley, Treasurer and
Benjamin M. Friedman	Chief Financial and
Lisa M. Jones	Accounting Officer
Lorraine H. Monchak	Christopher J. Kelley, Secretary and
Marguerite A. Piret	Chief Legal Officer
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
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Pioneer High Yield Fund | Semiannual Report | 4/30/20 67

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68 Pioneer High Yield Fund | Semiannual Report | 4/30/20

How to Contact Amundi Pioneer
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321

Retirement plans information	1-800-622-0176

Write to us:
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com/us

This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2020 Amundi Pioneer Asset Management 19383-14-0620

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

      (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS
APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

AUDIT COMMITTEE APPROVAL POLICY		AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval		o A summary of all such
for the audit period for all		services and related fees
pre-approved specific service		reported at each regularly
subcategories. Approval of the		scheduled Audit Committee
independent auditors as		meeting.
auditors for a Fund shall
constitute pre approval for
these services.

o “One-time” pre-approval		o A summary of all such
for the fund fiscal year within		services and related fees
a specified dollar limit		(including comparison to
for all pre-approved		specified dollar limits)
specific service subcategories		reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general

Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser;
principal underwriter; or any affiliated person (as defined in Section 2(a)(3)
of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in
Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the
Exchange Act (15 U.S.C. 781).

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:
Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer High Yield Fund

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date July 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date July 6, 2020

By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date July 6, 2020

* Print the name and title of each signing officer under his or her signature.